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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 19, 2001



                       FIRST VIRTUAL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            000-23305                                     77-0357037
      (Commission File No.)                    (IRS Employer Identification No.)

                               3393 OCTAVIUS DRIVE
                          SANTA CLARA, CALIFORNIA 95054
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 567-7200


                            -----------------------


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On June 19, 2001 (the "Closing Date"), First Virtual Communications, a Delaware corporation ("First Virtual Communications"), completed the acquisition of CUseeMe Networks, Inc., a Delaware corporation ("CUseeMe"). The acquisition was effected in accordance with the Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of March 22, 2001, by and among First Virtual Communications, FVC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of First Virtual Communications ("Merger Sub"), and CUseeMe, pursuant to which Merger Sub was merged with and into CUseeMe, and CUseeMe became a wholly-owned subsidiary of First Virtual Communications (the "Merger"). The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase. A copy of the Merger Agreement is included hereto as Exhibit 2.1 and is incorporated herein by reference.

         At the effective time of the Merger, each outstanding share of CUseeMe common stock was converted into the right to receive 1.254 shares of First Virtual Communications common stock. In addition, First Virtual Communications assumed all of the outstanding options and a warrant to purchase capital stock of CUseeMe in connection with the Merger, and such options and warrant are now exercisable for shares of First Virtual Communications common stock, with appropriate adjustment to exercise price and share numbers based on the exchange ratio.

         As a result of the Merger, First Virtual Communications issued approximately 15,599,390 shares of its common stock and assumed options and a warrant to purchase approximately 4,109,888 shares of its common stock.

         A further description of the completion of the Merger is set forth in the press release issued by the Company, dated June 19, 2001, a copy of which is included hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The audited and interim unaudited financial statements of CUseeMe required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.


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         (c)      EXHIBITS.

                  2.1 Agreement and Plan of Merger and Reorganization, dated as of March 22, 2001, by and among First Virtual Communications, Inc., FVC Acquisition Corp. and CUseeMe Networks, Inc. (1)

                  99.1     Press release dated June 19, 2001.

                  --------------------
                  (1) Incorporated by reference to Exhibit 99.1 filed with the Company's Current report on Form 8-K dated April 4, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      FIRST VIRTUAL COMMUNICATIONS, INC.



Dated:  July 2, 2001                  By: /s/ Randy Acres
                                         -------------------------------------
                                         Randy Acres
                                         Vice President, Finance and Chief
                                         Financial Officer (Principal Accounting
                                         Officer and Officer duly authorized to
                                         sign this report on behalf of the
                                         registrant)


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                                INDEX TO EXHIBITS


         2.1 Agreement and Plan of Merger and Reorganization, dated as of March 22, 2001, by and among First Virtual Communications, Inc., FVC Acquisition Corp. and CUseeMe Networks, Inc. (1)

         99.1     Press release dated June 19, 2001.
         -----------------
         (1) Incorporated by reference to Exhibit 99.1 filed with the Company's Current report on Form 8-K dated April 4, 2001.